LEASES - Maturities of operating lease liabilities (Details)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
LEASES
Due within one year	¥ 4,612,013	$ 649,588	¥ 6,278,361
Due in the second year	2,733,696	385,033	5,172,713
Due in the third year	101,173	14,250	2,502,839
Total lease payments	7,446,882	1,048,871	13,953,913
Less: imputed interest	(285,933)	(40,273)	(755,177)
Total	¥ 7,160,949	$ 1,008,598	¥ 13,198,736